Equity Compensation	6 Months Ended
May 31, 2025
Equity Compensation [Abstract]
EQUITY COMPENSATION
16.	EQUITY COMPENSATION

In June 2025, the Company adopted a stock incentive plan to attract and retain key talent. The plan provides for the issuance of stock and other equity awards, which will result in non-cash stock-based compensation expense beginning in the second half of fiscal year 2025. These awards will also increase the number of shares outstanding on a fully diluted basis.